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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                                 April 20, 2001
                        (Date of earliest event reported)


                            CALLON PETROLEUM COMPANY
             (Exact name of registrant as specified in its charter)


            DELAWARE                                   0-25192                              64-0844345
 (State or other jurisdiction of              (Commission File Number)                   (I.R.S. Employer
 incorporation or organization)                                                       Identification Number)


                               200 NORTH CANAL ST.
                           NATCHEZ, MISSISSIPPI 39120
                    (Address of principal executive offices)


                                 (601) 442-1601
              (Registrant's telephone number, including area code)




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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         Not applicable

ITEM 5.  OTHER EVENTS

         Not applicable

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         Not applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

   EXHIBIT NUMBER                        TITLE OF DOCUMENT
   --------------                        -----------------

        99.1           Copy of the company's press release dated April 20, 2001.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable

ITEM 9.  REGULATION FD DISCLOSURE

         Callon Petroleum Company made the press release attached hereto as
Exhibit 99.1 on April 20, 2001, announcing its first quarter 2001 results and providing guidance estimates for second quarter 2001 and full year 2001.




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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CALLON PETROLEUM COMPANY



April 20, 2001                             By: /s/ James O. Bassi
                                              ----------------------------------
                                               James O. Bassi
                                               Vice President and Controller




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                                  EXHIBIT INDEX

    EXHIBIT NUMBER                        TITLE OF DOCUMENT
    --------------                        -----------------

         99.1          Copy of the company's press release dated April 20, 2001.




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